AMENDMENT
                           TO THE AMENDED AND RESTATED
                   1993 PRAXAIR COMPENSATION DEFERRAL PROGRAM


     In accordance with Section 9.8 of the Amended and Restated Praxair Compensation Deferral Program (As of July 22, 1996) (the "Program"), the Program is hereby amended as follows:

     1. A new Section 5.2(c) is hereby added to the Program to read in its entirety as follows:

          "(c) Notwithstanding anything to the contrary in subsection (b) of this Section 5.2, an individual who becomes an Eligible Employee during a calendar year may elect within 30 days of becoming an Eligible Employee to defer base salary otherwise payable during the remainder of such calendar year. Such election may thereafter be suspended, but in such event deferrals of base salary will not be permitted to resume until the following calendar year."

     2. The above amendment is effective as of April 1, 2001.

                                            PRAXAIR, INC.



                                            By: ____________________
                                                Barbara Harris
                                                Vice President - Human Resources

                                            Date:  May 14, 2001